Exhibit 99.1

The First American Corporation                                MATRIX BANCORP
[graphic omitted]                                             [graphic omitted]



Contact:                                                     NEWS     FOR
Thomas A. Klemens                                                     IMMEDIATE
Sr. Executive Vice President &                                        RELEASE
Chief Financial Officer
(714) 800-4401

                  FIRST AMERICAN ACQUIRES MAJORITY INTEREST IN
                             MATRIX ASSET MANAGEMENT
 -Addition Completes First American's Full Suite of Default Outsource Services-

SANTA ANA, Calif., Sept. 13, 2004 - The First American Corporation (NYSE: FAF), the nation's largest data provider, and Matrix Bancorp, Inc. (Nasdaq: MTXC) today announced that First American has acquired a 75 percent equity ownership interest in its subsidiary, Matrix Asset Management, in exchange for a combination of cash and notes totaling approximately $15 million. The transaction will be immediately accretive to First American.

     Established in 1995, Matrix Asset Management is the nation's second largest asset-management outsource company. Matrix offers asset disposition and default management services on foreclosed properties to mortgage bankers, investment bankers and financial institutions across the United States.

     "Asset management services are an important element of offering a complete default management solution," said Parker S. Kennedy, president and chief executive officer of The First American Coropration. "The demand for outsourced default management services is growing rapidly as large and middle-tier mortgage lenders are increasingly looking to streamline their operations and have complex services managed by experts. Matrix's strong reputation and client base offer tremendous growth opportunities for our default-related businesses, and will also help to drive additional business to our title and property valuation operations."

     First American is the nation's number-one provider of outsourced default services, and Matrix Asset Management is a valuable addition as it completes First American's suite of default products and services. With approximately $320 million in assets under management, Matrix will maintain its central operations center in Denver.

     Kenneth Blevins, president of Matrix Asset Management said, "This is an excellent move for our customers and helps to position our company for continued growth. First American is the market leader in providing a comprehensive set of default and mortgage origination services. By joining with First American, we

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First American Acquires Majority Interest in Matrix Asset Management
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can deliver great value to our customers while offering them an expanded line of related products and services including First American's industry-leading product bundles."

     Dennis J. Gilmore, executive vice president of First American stated: "The addition of Matrix Asset Management gives us the ability to provide our clients with individual services or complete end-to-end solutions. Matrix's solid and experienced team of professionals and central location make it ideal to support First American's default-related services and real estate-owned (REO) property management needs nationwide."

     Matrix Bancorp, which will retain a 25 percent interest in Matrix Asset Management, is a unitary thrift holding company headquartered in Denver with subsidiaries conducting operations primarily in Colorado, Arizona and Texas.

     "Matrix Bancorp is working hard to strengthen shareholder value as we streamline our company and focus on our core businesses," said Rick Schmitz, chief executive officer of Matrix Bancorp. "We have great faith in Matrix Asset Management and the upside potential for the company as it is now paired with First American. It was important to us that we maintain a minority interest in the company so that our shareholders can continue to participate in the unit's growth."

     The First American Corporation is a Fortune 500 company that traces its history to 1889. As the nation's largest data provider, the company supplies businesses and consumers with information resources in connection with the major economic events of people's lives, such as getting a job; renting an apartment; buying a car, house, boat or airplane; securing a mortgage; opening or buying a business; and planning for retirement. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within six primary business segments, including: Title Insurance and Services, Speciality Insurance, Mortgage Information, Property Information, Credit Information and Screening Information. With revenues of $6.21 billion in 2003, First American has 29,000 employees in approximately 1,800 offices throughout the United States and abroad. More information about the company and an archive of its press releases can be found at www.firstam.com.

===============================================================================
Certain statements made in this press release regarding First American, including those related to the driving of additional business opportunities, are forward looking. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; access to public reocrds and other data; general volatility in the capital markets; changes in applicable government regulations; consolidation among the company's significant customers and competitors; the company's continued ability to identify businesses to be acquired; changes in the company's ability to integrate businesses which it acquires; and other factors described in the company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission. The forward-looking stataements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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First American Acquires Majority Interest in Matrix Asset Management
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Certain statements contained in this press release regarding Matrix Bancorp that are not historical facts, including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "expect," "anticipate," "predict," "believe," "plan," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology, are
forward-looking   statements  within  the  meaning  of  the  Private  Securities
Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements in this press release could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: third party claims or actions in relation to the ongoing or future bankruptcies of the Company's customers; interest rate fluctuations; level of delinquencies; defaults and prepayments; general economic conditions; competition; government regulation; possible future litigation; the actions or inactions of third parties, and actions or inactions of those that are parties to the existing or future bankruptcies of the Company's customers or litigation related thereto; unanticipated developments in connection with the bankruptcy actions or litigation described above, including judicial variation from existing legal precedent and the decision by one or more parties to appeal decisions rendered; the risks and uncertainties discussed elsewhere in the annual report and in the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on March 14, 2001; and the uncertainties set forth from time to time in the Company's periodic reports, filings and other public statements.


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